News

For further information contact:

Derek Leckow
Vice President
Investor Relations
(717) 849-7863                            For Immediate Release

DENTSPLY International Reports Record Results for the Third Quarter

•	Third quarter net sales grew 20.1% on a constant currency basis excluding precious metals

•	Earnings per share of $0.37 on a GAAP reported basis compared to $0.42 in the prior year

•	Adjusted third quarter EPS grew 10.9% to $0.51 vs. $0.46 in the prior year period

York, PA - October 25, 2012 - DENTSPLY International Inc. (NASDAQ: XRAY) today announced sales and earnings for the three months ended September 30, 2012. Net sales in the third quarter of 2012 increased 12.3% to $695.7 million from $619.8 million in the third quarter of 2011. Net sales, excluding precious metals content, of $647.1 million increased 14.8% from $563.8 million in the third quarter of 2011. Constant currency net sales growth, excluding precious metals content, in the third quarter was 20.1%, driven by acquisitions and internal sales growth in each of the U.S., Europe, and Rest of World categories.

Net income attributable to DENTSPLY International for the third quarter of 2012 was $53.4 million, or $0.37 per diluted share, compared to $60.6 million, or $0.42 per diluted share in the third quarter of 2011. On an adjusted basis, excluding certain items, earnings increased to $0.51 per diluted share from $0.46 per diluted share in the third quarter of 2011. A reconciliation of the non-GAAP measure to earnings per share calculated on a GAAP basis is provided in the attached table.

Bret Wise, Chairman and Chief Executive Officer, stated “DENTSPLY continues to execute well in a global dental market that is relatively stable despite challenging economic trends. We are pleased with our internal growth rate and margin improvement for the third quarter and believe that our business overall continues to outperform the dental market. Based on the company's performance to date and our outlook for the remainder of the year, we are updating our full-year adjusted earnings expectations to a range of $2.19 to $2.24 from the prior range of $2.18 to $2.24."

Additional Information
A conference call is scheduled to begin today at 8:30 a.m. (Eastern Time). A live webcast will be accessible via a link on DENTSPLY's web site at www.dentsply.com. Supplemental materials for reference during the call will be available for download in the investor relations section of DENTSPLY's web site. In order to participate in the call, dial (888) 224-1005 for domestic calls, or (913) 312-1453 for international calls. The Conference ID # is 6417967. At that time, you will be able to discuss third quarter 2012 results with DENTSPLY's Chairman and Chief Executive Officer, Mr. Bret Wise; President and Chief Operating Officer, Mr. Chris Clark; and Senior Vice President and Chief Financial Officer, Mr. William Jellison.

A rebroadcast of the conference call will be available online at the DENTSPLY web site. You may also access a dial-in replay for one week following the call at (888) 203-1112 (for domestic calls) or (719) 457-0820 (for international calls), Replay Passcode # 6417967.

DENTSPLY International Inc. is a leading manufacturer and distributor of dental and other healthcare products. The Company believes it is the world's largest manufacturer of professional dental products. For over 110 years, DENTSPLY's commitment to innovation and professional collaboration has enhanced its portfolio of branded consumables and small equipment. Headquartered in the United States, the Company has global operations with sales in more than 120 countries. Visit www.dentsply.com for more information about DENTSPLY and its products.

This press release contains forward-looking information (within the meaning of the Private Securities Litigation Reform Act of 1995) regarding future events or the future financial performance of the Company that involve substantial risks and uncertainties. Actual events or results may differ materially from those in the projections or other forward-looking information set forth herein as a result of certain risk factors. These risk factors include, without limitation; the continued strength of dental and medical markets, the timing, success and market reception for our new and existing products, uncertainty with respect to governmental actions with respect to dental and medical products, outcome of litigation, continued support of our products by influential dental and medical professionals, our ability to successfully integrate acquisitions, risks associated with foreign currency exchange rates, and changes in the general economic environment that could affect the business. Changes in such assumptions or factors could produce significantly different results.

For an additional description of risk factors, please refer to the Company's most recent Form 10-K and its subsequent periodic reports on Forms 10-Q filed with the Securities and Exchange Commission.

Non-GAAP Financial Measures

In addition to the results reported in accordance with US GAAP, the Company provides adjusted net income attributable to DENTSPLY International and adjusted earnings per diluted common share. These adjusted amounts consist of US GAAP amounts excluding, net of tax (1) acquisition related costs, (2) restructuring and other costs, (3) amortization of purchased intangible assets, (4) Orthodontics business continuity costs, (5) income related to credit risk adjustments, (6) certain fair value adjustments at an unconsolidated affiliated company, and (7) income tax related adjustments. Adjusted earnings per diluted common share is calculated by dividing adjusted net income attributable to DENTSPLY International by diluted weighted-average common shares outstanding. Adjusted net income attributable to DENTSPLY International and adjusted earnings per diluted common share are considered measures not calculated in accordance with US GAAP, and therefore are non-US GAAP measures. These non-US GAAP measures may differ from other companies. Income tax related adjustments may include the impact to adjust the interim effective income tax rate to the expected annual effective tax rate.

The Company believes that the presentation of adjusted net income attributable to DENTSPLY International and adjusted earnings per diluted common share provides important supplemental information to management and investors seeking to understand the Company's financial condition and results of operations. The non-US GAAP financial information should not be considered in isolation from, or as a substitute for, measures of financial performance prepared in accordance with US GAAP.

DENTSPLY INTERNATIONAL INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,

	2012	2011	2012	2011

Net sales	$695,734	$619,759	$2,175,141	$1,799,705
Net sales, excluding precious metal content	647,120	563,751	2,011,225	1,654,746

Cost of products sold	331,619	322,111	1,010,807	887,222

Gross profit	364,115	297,648	1,164,334	912,483
% of Net sales	52.3%	48.0%	53.5%	50.7%
% of Net sales, excluding precious metal content	56.3%	52.8%	57.9%	55.1%

Selling, general and administrative expenses	260,352	231,493	860,740	643,244

Restructuring and other costs	15,097	26,353	18,862	33,849

Operating income	88,666	39,802	284,732	235,390
% of Net sales	12.7%	6.4%	13.1%	13.1%
% of Net sales, excluding precious metal content	13.7%	7.1%	14.2%	14.2%

Net interest and other expense	12,885	20,826	40,173	29,985

Income before income taxes	75,781	18,976	244,559	205,405

Provision for (benefit from) income taxes	18,960	(40,627)	48,550	1,042

Equity in net (loss) income attributable
to unconsolidated affiliated company	(2,529)	1,597	(5,448)	1,690

Net income	54,292	61,200	190,561	206,053
% of Net sales	7.8%	9.9%	8.8%	11.4%
% of Net sales, excluding precious metal content	8.4%	10.9%	9.5%	12.5%

Less: Net income attributable to noncontrolling interests	928	603	3,148	2,136

Net income attributable to DENTSPLY International	$53,364	$60,597	$187,413	$203,917

% of Net sales	7.7%	9.8%	8.6%	11.3%
% of Net sales, excluding precious metal content	8.2%	10.7%	9.3%	12.3%

Earnings per common share:
Basic	$0.38	$0.43	$1.32	$1.44
Dilutive	$0.37	$0.42	$1.30	$1.42

Cash dividends declared per common share	$0.055	$0.050	$0.165	$0.150

Weighted average common shares outstanding:
Basic	141,843	141,349	141,767	141,337
Dilutive	143,884	143,395	143,885	143,578

DENTSPLY INTERNATIONAL INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	September 30,	December 31,
	2012	2011
Assets

Current Assets:

Cash and cash equivalents	$56,075	$77,128
Accounts and notes receivable-trade, net	467,296	427,709
Inventories, net	415,922	361,762
Prepaid expenses and other current assets	189,685	146,304
Total Current Assets	1,128,978	1,012,903

Property, plant and equipment, net	602,670	591,445
Identifiable intangible assets, net	841,751	791,100
Goodwill, net	2,207,413	2,190,063
Other noncurrent assets, net	196,610	169,887

Total Assets	$4,977,422	$4,755,398

Liabilities and Equity

Current liabilities	$940,720	$724,073
Long-term debt	1,237,244	1,490,010
Deferred income taxes	319,834	249,822
Other noncurrent liabilities	318,757	407,342
Total Liabilities	2,816,555	2,871,247

Total DENTSPLY International Equity	2,122,071	1,848,077
Noncontrolling interests	38,796	36,074
Total Equity	2,160,867	1,884,151

Total Liabilities and Equity	$4,977,422	$4,755,398

DENTSPLY INTERNATIONAL INC.
(In thousands)

Operating Income Summary:

The following tables present the reconciliation of reported GAAP operating income in total and on a percentage of net sales, excluding precious metal content, to the non-GAAP financial measures.

Three Months Ended September 30, 2012
	Operating Income (Loss)	Percentage of Net Sales, Excluding Precious Metal Content

Operating Income	$88,666	13.7%

Restructuring and Other Costs	15,457	2.3%

Amortization of Purchased Intangible Assets	9,313	1.4%

Orthodontics Business Continuity Costs	110	—%

Acquisition-Related Activities	(1,893)	(0.1)%

Adjusted Non-GAAP Operating Income	$111,653	17.3%

Three Months Ended September 30, 2011
	Operating Income (Loss)	Percentage of Net Sales, Excluding Precious Metal Content

Operating Income	$39,802	7.1%

Acquisition-Related Activities	35,530	6.3%

Restructuring and Other Costs	14,826	2.6%

Amortization of Purchased Intangible Assets	5,490	1.0%

Orthodontics Business Continuity Costs	1,321	0.2%

Adjusted Non-GAAP Operating Income	$96,969	17.2%

DENTSPLY INTERNATIONAL INC.
(In thousands)

Operating Income Summary:

The following tables present the reconciliation of reported GAAP operating income in total and on a percentage of net sales, excluding precious metal content, to the non-GAAP financial measures.

Nine Months Ended September 30, 2012
	Operating Income (Loss)	Percentage of Net Sales, Excluding Precious Metal Content

Operating Income	$284,732	14.2%

Amortization of Purchased Intangible Assets	37,359	1.8%

Restructuring and Other Costs	20,097	1.0%

Acquisition-Related Activities	10,544	0.6%

Orthodontics Business Continuity Costs	1,071	—%

Adjusted Non-GAAP Operating Income	$353,803	17.6%

Nine Months Ended September 30, 2011
	Operating Income (Loss)	Percentage of Net Sales, Excluding Precious Metal Content

Operating Income	$235,390	14.2%

Acquisition-Related Activities	41,521	2.5%

Restructuring and Other Costs	16,330	1.0%

Amortization of Purchased Intangible Assets	10,003	0.6%

Orthodontics Business Continuity Costs	2,041	0.1%

Adjusted Non-GAAP Operating Income	$305,285	18.4%

DENTSPLY INTERNATIONAL INC.
(In thousands, except per share amounts)

Earnings Summary:

The following tables present the reconciliation of reported GAAP net income attributable to DENTSPLY International and on a per share basis to the non-GAAP financial measures.

Three Months Ended September 30, 2012
	Income	Diluted
	(Expense)	Per Share

Net Income Attributable to DENTSPLY International	$53,364	$0.37

Restructuring and Other Costs, Net of Tax	10,909	0.08

Amortization of Purchased Intangible Assets, Net of Tax	5,159	0.04

Income Tax-Related Adjustments	4,039	0.03

Loss on Fair Value Adjustments at an Unconsolidated Affiliated Company, Net of Tax	1,687	0.01

Orthodontics Business Continuity Costs, Net of Tax	70	—

Acquisition-Related Activities, Net of Tax	(1,161)	(0.01)

Rounding	—	(0.01)

Adjusted Non-GAAP Net Income Attributable to DENTSPLY International	$74,067	$0.51

Three Months Ended September 30, 2011
	Income	Diluted
	(Expense)	Per Share

Net Income Attributable to DENTSPLY International	$60,597	$0.42

Acquisition -Related Activities, Net of Tax	36,122	0.25

Restructuring and Other Costs, Net of Tax	9,530	0.07

Amortization of Purchased Intangible Assets, Net of Tax	3,838	0.03

Orthodontics Business Continuity Costs, Net of Tax	866	—

Gain on Fair Value Adjustments at an Unconsolidated Affiliated Company, Net of Tax	(1,800)	(0.01)

Income Tax-Related Adjustments	(42,950)	(0.30)

Adjusted Non-GAAP Net Income Attributable to DENTSPLY International	$66,203	$0.46

DENTSPLY INTERNATIONAL INC.
(In thousands, except per share amounts)

Earnings Summary:

The following tables present the reconciliation of reported GAAP net income attributable to DENTSPLY International and on a per share basis to the non-GAAP financial measures.

Nine Months Ended September 30, 2012
	Income	Diluted
	(Expense)	Per Share

Net Income Attributable to DENTSPLY International	$187,413	$1.30

Amortization of Purchased Intangible Assets, Net of Tax	25,148	0.17

Restructuring and Other Costs, Net of Tax	14,063	0.10

Acquisition-Related Activities, Net of Tax	6,630	0.05

Loss on Fair Value Adjustments at an Unconsolidated Affiliated Company, Net of Tax	5,280	0.04

Orthodontics Business Continuity Costs, Net of Tax	692	—

Income Tax-Related Adjustments	(1,375)	(0.01)

Adjusted Non-GAAP Net Income Attributable to DENTSPLY International	$237,851	$1.65

Nine Months Ended September 30, 2011
	Income	Diluted
	(Expense)	Per Share

Net Income Attributable to DENTSPLY International	$203,917	$1.42

Acquisition-Related Activities, Net of Tax	42,363	0.30

Restructuring and Other Costs, Net of Tax	10,403	0.07

Amortization of Purchased Intangible Assets, Net of Tax	6,844	0.05

Orthodontics Business Continuity Costs, Net of Tax	1,308	0.01

Gain on Fair Value Adjustments at an Unconsolidated Affiliated Company, Net of Tax	(2,059)	(0.01)

Credit Risk Adjustment to Outstanding Derivatives, Net of Tax	(783)	(0.01)

Income Tax-Related Adjustments	(43,733)	(0.31)

Adjusted Non-GAAP Net Income Attributable to DENTSPLY International	$218,260	$1.52

DENTSPLY INTERNATIONAL INC.
(In thousands, except per share amounts)

Operating Tax Rate Summary:

The following tables present the reconciliation of reported GAAP effective tax rate as a percentage of income before income taxes to the non-GAAP financial measure.

Three Months Ended September 30, 2012
	Pre-tax Income	Income Tax Benefit (Expense)	Percentage of Pre-Tax Income

As Reported - GAAP Operating Results	$75,782	$(18,961)	25.0%

Restructuring and Other Costs	15,458	(4,549)

Amortization of Purchased Intangible Assets	9,313	(4,154)

Orthodontics Business Continuity Costs	110	(40)

Loss on Fair Value Adjustments at an Unconsolidated Affiliated Company	(407)	123

Acquisition-Related Activities	(1,893)	732

Income Tax-Related Adjustments	—	4,041

As Adjusted - Non-GAAP Operating Results	$98,363	$(22,808)	23.2%

Three Months Ended September 30, 2011
	Pre-tax Income	Income Tax Benefit (Expense)	Percentage of Pre-Tax Income

As Reported - GAAP Operating Results	$18,976	$40,627	(214.1)%

Acquisition-Related Activities	47,558	(11,436)

Restructuring and Other Costs	14,825	(5,136)

Amortization of Purchased Intangible Assets	5,490	(1,652)

Orthodontics Business Continuity Costs	1,322	(456)

Gain on Fair Value Adjustments at an Unconsolidated Affiliated Company	(393)	119

Income Tax-Related Adjustments	—	(42,950)

As Adjusted - Non-GAAP Operating Results	$87,778	$(20,884)	23.8%

DENTSPLY INTERNATIONAL INC.
(In thousands, except per share amounts)

Operating Tax Rate Summary:

The following tables present the reconciliation of reported GAAP effective tax rate as a percentage of income before income taxes to the non-GAAP financial measure.

Nine Months Ended September 30, 2012
	Pre-tax Income	Income Tax Benefit (Expense)	Percentage of Pre-Tax Income

As Reported - GAAP Operating Results	$244,559	$(48,550)	19.9%

Amortization of Purchased Intangible Assets	37,359	(12,211)

Restructuring and Other Costs	20,098	(6,035)

Acquisition-Related Activities	10,544	(3,914)

Orthodontics Business Continuity Costs	1,071	(379)

Loss on Fair Value Adjustments at an Unconsolidated Affiliated Company	(229)	69

Income Tax-Related Adjustments	—	(1,375)

As Adjusted - Non-GAAP Operating Results	$313,402	$(72,395)	23.1%

Nine Months Ended September 30, 2011
	Pre-tax Income	Income Tax Benefit (Expense)	Percentage of Pre-Tax Income

As Reported - GAAP Operating Results	$205,405	$(1,042)	0.5%

Acquisition-Related Activities	53,947	(11,971)

Restructuring and Other Costs	16,331	(5,769)

Amortization of Purchased Intangible Assets	10,003	(3,159)

Orthodontics Business Continuity Costs	2,041	(733)

Gain on Fair Value Adjustments at an Unconsolidated Affiliate Company	(392)	119

Credit Risk Adjustment to Outstanding Derivatives	(1,275)	492

Income Tax-Related Adjustments	—	(43,733)

As Adjusted - Non-GAAP Operating Results	$286,060	$(65,796)	23.0%